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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date Of Earliest Event Reported) September 27, 2001


                           Transworld Healthcare, Inc.
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             (Exact name of Registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)

        1-11570                                          13-3098275
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(Commission File Number)                    (I.R.S. Employer Identification No.)

         555 Madison Avenue, New York New York              10022
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       (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (212) 750-0064


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         (Former name or former address, if changed since last report.)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On September 27, 2001 Allied Healthcare (UK) Limited a subsidiary of Transworld Healthcare Inc. ("Transworld") acquired all of the issued and outstanding shares of Staffing Enterprise Limited and Staffing Enterprise (PSV) Limited pursuant to an Agreement for Sale and Purchase dated September 27, 2001 between Allied Healthcare (UK) Limited and David Christopher Pain and Deborah Kay Pain (the "Agreement") for a purchase price of 14.8 million pounds sterling, subject to adjustment as provided in the Agreement. The transaction was financed through additional borrowings from the subsidiary's existing bank syndicate.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) Financial Statements of Businesses Acquired.

        The required financial statements are not included in this filing. Transworld will file such required statements within the time period required by the rules and regulations of the Securities and Exchange Commission.

    (b) Pro Forma Financial Information.

        The required pro forma financial statements are not included in this filing. Transworld will file such required pro forma statements within the time period required by the rules and regulations of the Securities and Exchange Commission.

    (c) Exhibits.

        10.2 Agreement for Sale and Purchase of Staffing Enterprise Limited and Staffing Enterprise (PSV) Limited between Allied Healthcare (UK) Limited and David Christopher Pain and Deborah Kay Pain dated September 27, 2001.

        10.3 Second Amendment Agreement dated September 27, 2001 relating to the Mezzanine Credit Agreement dated December 17, 1999 among Allied Healthcare Group Limited, Transworld Healthcare (UK) Limited, BNP Paribas as Arranger, Underwriter and Agent, Barclays Bank PLC as Agent and Security Agent and Others.

        10.4 Second Amendment Agreement dated September 27, 2001 relating to the Senior Credit Agreement dated December 17, 1999 among Allied Healthcare Group Limited, Transworld Healthcare (UK) Limited, BNP Paribas as Arranger, Underwriter and Agent, Barclays Bank PLC as Agent and Security Agent and Others.

        Certain statements contained herein are forward-looking statements that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve unknown risks and uncertainties which may cause actual results in the future periods or plans for future periods to differ materially from those described herein as anticipated, believed or estimated.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 11, 2001

                                              TRANSWORLD HEALTHCARE, INC.

                                              By: /s/ John B. Wynne
                                                  ------------------------------
                                                  John B. Wynne
                                                  Vice President and Chief
                                                  Financial Officer (Principal
                                                  Financial Officer and Duly
                                                  Authorized to Sign on Behalf
                                                  of Registrant)



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